UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2018 (August 24, 2018)

Oaktree Strategic Income Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-01013	61-1713295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, 28th Floor, Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.    Other Events.

On August 24, 2018, Oaktree Strategic Income Corporation (the “Company”), in its capacity as the holder of the subordinated notes (the “Subordinated 2015 Notes”) issued in the Company’s $309.0 million debt securitization (the “2015 Debt Securitization”), provided revocable notice to FS Senior Funding Ltd., as issuer (the “2015 Issuer”), FS Senior Funding CLO LLC, as co-issuer (together with the 2015 Issuer, the “Co-Issuers”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), directing the Co-Issuers, the Trustee, and the collateral manager of the 2015 Debt Securitization, which is currently the Company, to redeem all outstanding senior secured notes issued in the 2015 Debt Securitization (the “2015 Notes”) and all outstanding Subordinated 2015 Notes on or after September 24, 2018, pursuant to the terms of the indenture governing such 2015 Notes and Subordinated 2015 Notes.

The 2015 Notes and Subordinated 2015 Notes would have otherwise matured on May 28, 2025.

The 2015 Debt Securitization consists of $126.0 million Class A-T Senior Secured 2015 Notes, which bear interest at three-month London Interbank Offered Rate (“LIBOR”) plus 1.80% per annum; $29.0 million Class A-S Senior Secured 2015 Notes, which currently bear interest at a rate of three-month LIBOR plus 2.10%; $20.0 million Class A-R Senior Secured Revolving 2015 Notes, which bear interest at a rate of Commercial Paper plus 1.80% per annum and $25.0 million Class B Senior Secured 2015 Notes, which bear interest at a rate of three-month LIBOR plus 2.65% per annum. In partial consideration for the loans transferred to the 2015 Issuer as part of the 2015 Debt Securitization, the Company currently retains the entire $22.6 million of the Class C Senior Secured 2015 Notes (which the Company purchased at 98.0% of par value) and the entire $86.4 million of the Subordinated 2015 Notes.

Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K may constitute forward-looking statements because they relate to future events. Actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in the Company’s filings with the Securities and Exchange Commission from time to time. The Company has based the forward-looking statements included in this Current Report on Form 8-K on information available to it on the date of this Current Report on Form 8-K and assumes no obligation to update any such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE STRATEGIC INCOME CORPORATION

Date: August 27, 2018	By:	/s/ Mathew M. Pendo
		Name:	Mathew M. Pendo
		Title:	Chief Operating Officer